UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

October 24, 2012

WORLD OMNI AUTO RECEIVABLES TRUST 2012-B

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-183014-01

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 24, 2012, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee (the “Owner Trustee”), relating to World Omni Auto Receivables Trust 2012-B (the “Issuing Entity”), a Delaware statutory trust created on August 28, 2012. On October 24, 2012, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On October 24, 2012, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer, entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On October 24, 2012, the Issuing Entity issued to the Depositor the asset-backed notes, Series 2012-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class B Notes (together, the “Notes”), having an aggregate original principal amount of $683,857,000, pursuant to an Indenture (the “Indenture”), dated as of October 24, 2012, between the Issuing Entity and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), a copy of which is filed as an exhibit hereto. The Notes were sold by the Depositor to J.P. Morgan Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets LLC, Wells Fargo Securities, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Comerica Securities, Inc. and Morgan Keegan & Company, Inc. as underwriters, pursuant to an Underwriting Agreement, dated as of October 17, 2012, by and among the Depositor, World Omni Financial Corp. and J.P. Morgan Securities LLC, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and those Notes were then sold by the underwriters to the public. On October 24, 2012, the Issuing Entity, the Depositor, the Indenture Trustee and World Omni Financial Corp., as administrator, entered into an administration agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Interest on the Notes will be distributed on each Payment Date (as defined in Appendix A to the Sale and Servicing Agreement). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 17, 2012, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and J.P. Morgan Securities LLC, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of October 24, 2012, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2012-B, as issuing entity.

Exhibit 4.2	Indenture, dated as of October 24, 2012, by and between World Omni Auto Receivables Trust 2012-B, as issuing entity, and U.S. Bank National Association, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of October 24, 2012, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of October 24, 2012, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of October 24, 2012, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2012-B, as issuing entity, and U.S. Bank National Association, as indenture trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

Dated: October 24, 2012	By:	/s/ Charles M. Einhorn
	Name:	Charles M. Einhorn
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 17, 2012, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and J.P. Morgan Securities LLC, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of October 24, 2012, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2012-B, as issuing entity.

Exhibit 4.2	Indenture, dated as of October 24, 2012, by and between World Omni Auto Receivables Trust 2012-B, as issuing entity, and U.S. Bank National Association, as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of October 24, 2012, by and between World Omni Auto Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of October 24, 2012, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of October 24, 2012, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2012-B, as issuing entity, and U.S. Bank National Association, as indenture trustee.

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